CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Transfer and Dividend Disbursing Agent, Custodian, Counsel and Independent Auditors" in this Registration Statement (Form N-1A No. 33-51061) of Dreyfus Growth and Value Funds, Inc.



                                       ERNST & YOUNG LLP


New York, New York
March 27, 1996